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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): June 21, 2001
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                               POLYONE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                        1-6091                  34-1730488
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      Of Incorporation)              File Number)            Identification No.)



       Suite 36-5000, 200 Public Square, Cleveland, Ohio     44114-2304
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            (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code: (216) 589-4000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.     OTHER EVENTS

            On June 21, 2001 the Registrant issued the Press Release, filed herewith as Exhibit 99.1, announcing the selection of four Centers of Manufacturing Excellence within the Registrant's Plastics Compounds and Colors engineered materials business, and the eventual closing of three other plants within that business.

ITEM 7(c).  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Press Release of June 21, 2001.


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          POLYONE CORPORATION



                                          By:     /s/ Richard E. Hahn
                                                  --------------------------
                                          Name:   Richard E. Hahn
                                          Title:  Assistant Secretary


Dated: July 3, 2001